UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

PS BUSINESS PARKS, INC.

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 11, 2006, PS Business Parks, Inc., a California corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) among Wachovia Capital Markets, LLC (the “Underwriter”), the Company and PS Business Parks, L.P., a California limited partnership (the “Operating Partnership”), relating to a public offering by the Company of 800,000 Depositary Shares (the “Shares”), each representing one one-thousandth of a share of the Company’s 7.375% Cumulative Preferred Stock, Series O, Liquidation Preference Equivalent to $25.00 Per Depositary Share (the “Preferred Stock”). We expect to deliver the Shares to the Underwriter on or about August 16, 2006, subject to customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Underwriter has performed investment banking and advisory services for the Company from time to time for which it has received customary fees and expenses. The Underwriter may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Under the Company’s Articles of Incorporation, as amended, the Board of Directors is authorized without further shareholder action to provide for the issuance of up to 50,000,000 shares of preferred stock. Effective August 10, 2006, the Company amended its Certificate of Determination of Preferences of 7.375% Cumulative Preferred Stock, Series O (“Preferred Stock”), to increase the number of shares of Preferred Stock authorized for issuance thereunder from 3,450 shares to 3,800 shares (the “Amendment to Certificate of Determination”). The Amendment to Certificate of Determination will be effective upon its filing with the Secretary of State of the State of California. In addition, the Company has filed a Certificate of Correction of Certificate of Determination of Preferences of 7.375% Cumulative Preferred Stock, Series O (the “Certificate of Correction”). The Certificate of Correction corrects the Certificate of Determination filed May 22, 2006. A copy of the Certificate of Determination is filed as Exhibit 3.1 hereto and incorporated herein by reference, a copy of the Certificate of Correction is filed as Exhibit 3.2 hereto and incorporated herein by reference, a copy of the Amendment to Certificate of Determination is filed as Exhibit 3.3 hereto and incorporated herein by reference and an opinion of counsel with respect to the offering of Preferred Stock is filed as Exhibit 5.1 hereto.

Item 7.01.	Regulation FD Disclosure

On August 11, 2006, the Company issued a press release announcing the pricing of the Shares. The information in this Item 7.01 of this Form 8-K (and the information included in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: August 14, 2006	By:	/s/ Joseph D. Russell, Jr.
Joseph D. Russell, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.375% Cumulative Preferred Stock, Series O.

3.1	Certificate of Determination for the 7.375% Cumulative Preferred Stock, Series O (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K dated May 18, 2006, filed with the Securities and Exchange Commission on May 22, 2006).

3.2	Certificate of Correction of Certificate of Determination of 7.375% Cumulative Preferred Stock, Series O.

3.3	Amendment to Certificate of Determination for the 7.375% Cumulative Preferred Stock, Series O.

4.1	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt) (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated May 18, 2006, filed with the Securities and Exchange Commission on May 22, 2006).

4.2	Specimen stock certificate for the Company’s 7.375% Cumulative Preferred Stock, Series O (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K dated May 18, 2006, filed with the Securities and Exchange Commission on May 22, 2006).

5.1	Opinion of Stephanie Heim as to the validity of the Depositary Shares.

23.1	Consent of Stephanie Heim (contained in Exhibit 5.1).

99.1*	Press Release dated August 11, 2006*

*	Exhibit 99.1, relating to Item 7.01, shall be deemed to be furnished, and not filed.

5